                                 July ____, 2002


------------------------

------------------------

ZelnickMedia Corporation

------------------------

------------------------

                                LETTER AGREEMENT

Dear Mr. ____________:

      This letter is intended to set forth the agreement between J2 Communications ("J2") and ZelnickMedia Corporation ("ZM") with respect to the provision of certain services by ZM to J2.

      SECTION 1. TERM. This Letter Agreement shall commence on the date last executed below and shall continue until terminated by either party upon thirty
(30) days prior written notice to the other party (the "TERM").

      SECTION 2. SERVICES. Upon the request of J2, ZM shall provide general management and financial advisory services to J2. These services may include, without limitation, (i) providing managerial know-how and extensive contacts,
(ii) helping to create and execute special editions of publications; (iii) helping secure distribution for special editions of publications; (iv) meeting with management executives of proposed acquisition targets; (v) approaching and attempting to negotiate relationships with record and film studios and other potential strategic partners; (vi) helping formulate and execute strategies for collectibles; and (vii) assisting in the formation and maintenance of relationships with NASDAQ, Harvard University and other organizations. The services provided pursuant to this Letter Agreement shall be provided in a professional manner and with reasonable care.

      SECTION 3. COMPENSATION. The sole compensation to ZM for its performance of this Agreement shall be the grant of certain warrants as provided by the Warrant Agreement between J2 and ZM and the Warrant Agreement between J2 and Scott Siegler (which Warrant Agreement ZM hereby directs J2 to enter into with Scott Siegler instead of ZM with respect to the warrants described therein), each executed as of the date of this Letter Agreement.

      SECTION 4. CONFIDENTIALITY.

            1.4.1. Each party hereby acknowledges that it may be exposed to confidential and proprietary information belonging to the other party or relating to its affairs. Confidential Information does not include (i) information already known or independently developed by the recipient,
      (ii) information in the public domain through no wrongful act of the recipient party, (iii) information received from a third party who

July ___, 2002
Page 2

      was free to disclose it, or (iv) information that was required to be disclosed in the opinion of its counsel pursuant to a requirement of a governmental agency or any law, so long as the party required to disclose the information provides the other party with timely prior notice of such requirement.

            1.4.2. Each party hereby agrees that during the Term and at all times thereafter it shall use the Confidential Information of the other party solely for purposes of its performance under this Agreement and shall not disclose the other party's Confidential Information to any person or entity, except to its own employees having a "need to know," and to such other recipients as the other party may approve in a signed writing. Each party shall use at least the same degree of care in safeguarding the other party's Confidential Information as it uses to protect its own Confidential Information, but in no event shall a party use less than reasonable due diligence and care. Neither party shall alter or remove from any software, documentation, or other Confidential Information of the other party, or any third party, any proprietary, copyright, trademark or trade secret legend.

      SECTION 5. WORK PRODUCT. With respect to all work product that ZM will develop and deliver to J2 pursuant to this Agreement, J2 shall own all right, title, and interest in and to such work product. ZM expressly acknowledges and agrees that the work product constitutes "work made for hire" under Federal copyright laws (17 U.S.C. Sec. 101) owned exclusively by J2 and, alternatively, hereby irrevocably assigns its rights in the work product to J2.

      SECTION 6. GENERAL AGREEMENTS AND REPRESENTATIONS. The parties each hereby agree to cooperate in all reasonable requests of the other party hereto which the requesting party deems reasonable, necessary, appropriate or expedient to carry out the intents and purposes of this Letter Agreement. This Letter Agreement may only be amended by a writing signed by both parties. This Letter Agreement and the Warrant Agreement referred to herein, represent the entire understanding of the parties with respect to the subject matter of this Letter Agreement. ZM may assign this Letter Agreement only with the prior written consent of J2. This Letter Agreement may be executed in counterparts.

      If the foregoing correctly sets forth our agreement, please endorse your approval on one of the duplicate copies of this letter and it shall constitute the agreement among us. Once endorsed, please forward a copy of this letter to me at 10850 Wilshire Boulevard, Suite 1000, Los Angeles, California 90024.

                                       Very truly yours,

                                       J2 COMMUNICATIONS


                                       By:
                                           -------------------------------------
                                           James P. Jimirro, President

July __, 2002
Page 3

Accepted and agreed to this _____ day of _____________, 2002.

ZELNICKMEDIA CORPORATION


By:
    -------------------------------

-----------------------------------
(Printed Name/Title)

                                WARRANT AGREEMENT
                           (ZelnickMedia Corporation)

            This Agreement is entered into as of _______, 2002, between J2 Communications ("COMPANY") and ZelnickMedia Corporation ("HOLDER").

            WHEREAS, the Company and Holder have entered into a letter agreement dated as of the date of this Agreement for the provision of services to the Company by Holder, as may be amended (the "SERVICE AGREEMENT"), pursuant to which the Company agreed to issue to Holder Warrants to purchase certain of the Company's equity securities;

            WHEREAS, in satisfaction of such agreement, the Company is prepared to issue two warrants ("WARRANTS"), each for the purchase of one hundred and thirty nine thousand five hundred shares of the Company's Common Stock, no par value (the "WARRANT SHARES"), as evidenced by two Warrant Certificates, substantially in the form of EXHIBIT A1 and EXHIBIT A2 hereto, on the terms and conditions set forth herein and therein; and

            WHEREAS, the Holder desires to acquire the Warrants on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

      1. Issuance of Warrants. Subject to the terms and conditions of this Agreement, the Company hereby issues the Warrants to the Holder simultaneously with the execution and delivery of this Agreement and the Service Agreement by delivery to the Holder of the two Warrant Certificates representing the Warrants, each registered in the name of the Holder.

      2. Representations and Warranties. Holder hereby represents and warrants to the Company as follows:

            a. Organization and Standing. Holder is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

            b. Power. Holder has all requisite power and authority to enter into this Agreement and all other documents contemplated hereby to which Holder is to be a party.

            c. Authorization. Holder has taken all actions necessary to authorize it to perform all of its obligations under this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement is a legally valid and binding obligation of Holder enforceable against it in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally.

            d. Knowledge. Holder is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the

"Securities Act") and has such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of its investment, has no need for liquidity in its investment and has the ability to bear the economic risks of its investment.

            e. Investment. Holder is acquiring the Warrants for investment for its own account and not with the view to, or for resale in connection with, any public distribution thereof. Holder understands that the Warrants and the Warrant Shares have not been registered under the Securities Act or under any state securities laws by reason of a specified exemption from the registration provisions of the Securities Act and such state securities laws which depends upon, among other things, the bona fide nature of such purchaser's investment intent as expressed herein.

            f. Resale Restrictions. Holder acknowledges that the Warrants and the Warrant Shares acquired by it must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

            g. Exemption from Securities Act. The offer and sale by the Company of the Warrants and the Warrant Shares to the Holder, as contemplated by this Agreement, qualifies for exemption from the registration requirements of the Securities Act, without limitation, pursuant to the requirements of Rule 506 promulgated thereunder in so far as such requirements apply to the purchasers of securities in a transaction relying on such rule for an exemption from the registration requirements of the Securities Act.

      3. Assignment. Except as expressly permitted herein, this Agreement is not assignable by either party without the prior written consent of the other party.

      4. Miscellaneous:

            a. If any provision of this Agreement is held invalid for any reason, such holding shall not affect the remaining provisions of this Agreement, but instead this Agreement shall be construed and enforced as if such provision had never been included in this Agreement.

            b. The substantive laws of the State of California shall govern this Agreement, without reference to California conflict of law provisions.

            c. Any reference to the masculine, feminine or neuter gender in this Agreement shall be a reference to such other gender as is appropriate.

            d. This Warrant Agreement shall not be construed as giving Holder any right to be retained by the Company in any capacity.

       IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                      J2 COMMUNICATIONS


                                      By:
                                          --------------------------------------
                                          James P. Jimirro, President

                                      ZELNICKMEDIA CORPORATION

                                      By:
                                          --------------------------------------

                                      ------------------------------------------
                                      (Printed Name/Title)

                                  EXHIBIT A1

                              COMMON STOCK WARRANT
                    (ZELNICKMEDIA CORPORATION $10.00 WARRANT)

      THIS COMMON STOCK WARRANT (this "WARRANT") evidences that, for value received, the undersigned ZELNICKMEDIA CORPORATION, a New York corporation, and its assignee(s) (the "HOLDER") is entitled, upon the terms and subject to the conditions hereafter set forth, to subscribe for and purchase from J2 COMMUNICATIONS, a California corporation (the "COMPANY"), one hundred thirty nine thousand five hundred (139,500) fully paid and nonassessable shares of the Company's Common Stock, no par value (the "COMMON STOCK"). The number and exercise price of the shares of Common Stock that may be purchased upon the exercise of this Warrant are subject to adjustment as provided herein.

      SECTION 1. FIRST EXERCISE. The purchase rights represented by this Warrant shall first become exercisable with respect to one-third of the shares of the Common Stock (46,500 shares) on the date of issuance hereof, with respect to 3,875 shares of Common Stock on the _________ day of each of the 23 consecutive calendar months beginning with [July,] 2003, and with respect to any remaining shares of Common Stock on the third anniversary of the date on which this Warrant is issued. Notwithstanding the above, no purchase rights represented by this Warrant shall become exercisable on or after the date upon which that certain letter agreement between Holder and the Company dated as of July ____, 2002 (as may be amended, the "SERVICE AGREEMENT") is terminated.

      SECTION 2. EXERCISE PERIOD. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part and at any time or from time to time, with respect to the shares of the Common Stock on or after the date on which such purchase rights become exercisable pursuant to Section 1 and before the date that is five (5) years after the issuance date hereof (the "EXERCISE PERIOD").

      SECTION 3. EXERCISE PRICE. The price per share for purchase of the Common Stock upon exercise of the Warrant shall be equal to Ten Dollars ($10.00) per share (the "EXERCISE PRICE"). Such Exercise Price shall be subject to adjustment as provided in Section 8 hereof.

      SECTION 4. EXERCISE OF WARRANT.

            (a) During the Exercise Period, this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the principal office of the Company and upon payment of the Exercise Price of the shares thereby purchased (payment to be by check or bank draft payable to the order of the Company).

            (b) Upon exercise, the Holder shall be entitled to receive, within a reasonable time, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, for the number of shares of Common Stock so purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised.

            (c) No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the Exercise Price per share as then in effect.

            (d) If an exercise of any portion of this Warrant is to be made in connection with a registered public offering of the Company's stock or the sale of the Company by whatever means or structure effected, the exercise of any portion of this Warrant may, at the election of the Holder, be conditioned upon the consummation of the public offering or sale of the Company, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

      SECTION 5. STATUS OF SHARES. The Company represents, warrants and covenants that all shares of Common Stock that are issued upon the exercise of rights represented by this Warrant will be fully paid, nonassessable, and free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

      SECTION 6. CHARGES, TAXES, AND EXPENSES. The issuance of certificates in the name of the Holder for the Common Stock purchasable upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax in respect thereof. The Holder shall pay all stock transfer taxes, if any, in respect of any transfer of this Warrant or any Common Stock that may be purchased upon the exercise of this Warrant.

      SECTION 7. NO RIGHTS AS SHAREHOLDER. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to exercise and payment of the Exercise Price in accordance with Section 4 hereof.

      SECTION 8. ADJUSTMENTS.

            (a) Adjustment of the Exercise Price for Stock Splits, Reverse Stock Splits, and Stock Dividends. In the event that the outstanding shares of Common Stock shall be subdivided (split) or combined (reverse split), by reclassification or otherwise, or in the event of any dividend payable on the Common Stock in shares of Common Stock, the applicable Exercise Price and the number of shares of Common Stock available for purchase under this Warrant in effect immediately prior to such subdivision, combination, or dividend shall be proportionately adjusted.

            (b) Adjustment for Capital Reorganizations. If at any time there shall be a capital reorganization of the Company's Common Stock or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive, on exercise of this Warrant during the period specified in this Warrant and on payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable on exercise of this Warrant would have been entitled on such capital reorganization, merger, consolidation, or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment, as determined in good faith by the Board, shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of shares purchasable on exercise of this Warrant, but without any change in the aggregate Exercise Price) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other securities or property deliverable after that event on exercise of this Warrant.

            (c) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of the Holder, furnish or cause to be furnished to the Holder, a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

            (d) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to each Holder, at least ten days prior to the date specified for the taking of a record, a notice describing the proposed event and specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

      SECTION 9. SALE OR TRANSFER OF THE WARRANT; LEGEND. The Warrant, and any shares of Common Stock of the Company purchased upon exercise of the Warrant, shall not be sold or transferred unless either (i) they first shall have been registered under the 1933 Act, or (ii) the such sale or transfer is exempt from the registration requirements of the 1933 Act. Such Warrant and shares may be subject to additional restrictions on transfer imposed under applicable state and federal securities law. Each certificate representing any Warrant and any such share that has not been registered and that has not been sold pursuant to an exemption that permits removal of the legend shall bear a legend substantially in the following form, as appropriate:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN EXEMPTION FROM SUCH REGISTRATION UNDER SAID ACT.

      Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that such legend is not required in order to establish compliance with any provisions of the Securities Act.

      SECTION 10. CHANGE OF CONTROL. Notwithstanding the terms of Section 1, all of the purchase rights represented by this Warrant shall become immediately vested and exercisable if there is a change of control of the Company after the issuance date of this Warrant and prior to the termination of the Service Agreement. The term "change of control" with respect to the Company means that
(a) there shall have occurred (i) a reorganization, consolidation or merger involving the Company in which neither the Company nor a wholly-owned subsidiary of the Company is the continuing or surviving company and pursuant to which shares of common stock of the Company shall have been converted into cash, securities or other property, or (ii) a sale, lease, exchange or other transfer, directly or indirectly, in one transaction or in a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, and that in any such case (b) immediately following any such reorganization, merger, consolidation or transfer of assets, the individuals and entities who were the beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the outstanding voting securities of the Company entitled to vote generally in the election of directors immediately prior to such reorganization, merger, consolidation or transfer of assets, do not beneficially own both (i) more than fifty percent (50%) of the then-outstanding voting securities entitled to vote generally in the election of directors, and (ii) more than fifty percent (50%) of the outstanding securities (voting or nonvoting), of the company that is the surviving, continuing or transferee company in such reorganization, merger, consolidation or transfer of assets.

      SECTION 11. REPRESENTATIONS. The provisions respecting the making of representations regarding investment intent and investor suitability in, and that are required to be made by investors in the Company pursuant to the Warrant Agreement dated as of the issuance date of this Warrant between the Company and Holder are hereby incorporated in full herein by this reference with the same effect as if fully set forth herein, and are applicable to the purchase of this Warrant and to purchases of Common Shares pursuant to the exercise of purchase rights hereunder.

      SECTION 12. LOSS, THEFT, DESTRUCTION, OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction upon receipt of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation in lieu of this Warrant.

      SECTION 13. SATURDAYS, SUNDAYS, HOLIDAYS, AND SO FORTH. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a legal holiday.

      SECTION 14. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant.

      SECTION 15. ISSUE DATE. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company.

      SECTION 16. GOVERNING LAW. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and the Holder has accepted same as evidenced by his, her or its signature below, all as of the issuance date of this Warrant, which is ________, 2002.

                                        J2 COMMUNICATIONS

                                    By
                                        ----------------------------------------
                                        James P. Jimirro, President

                                                       "COMPANY"

                                        ZELNICKMEDIA CORPORATION

                                    By
                                        ----------------------------------------

                                        ----------------------------------------
                                        Printed Name/Title

                                                        "HOLDER"

                  NOTICE OF EXERCISE OF STOCK PURCHASE WARRANT

To:   The Company

      1. Pursuant to the terms of the attached Warrant, the undersigned hereby elects to purchase _____ shares of Common Stock of J2 Communications, a California corporation (the "COMPANY"), and tenders herewith payment of the purchase price of such shares in full.

      2. Please issue a certificate or certificates representing said shares of Common Stock, in the name of the undersigned or in such other name(s) as is/are specified immediately below or, if necessary, on an attachment hereto:

         [List names and addresses]

      3. In the event of partial exercise, please reissue an appropriate Warrant exercisable into the remaining shares.

      4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. The undersigned further represents that such shares shall not be sold or transferred unless either (a) they first shall have been registered under the 1933 Act or
         (b) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirement.

Date:
      -------------                       --------------------------------------
                                          Warrant Holder

                                  EXHIBIT A2

                              COMMON STOCK WARRANT
                    (ZELNICKMEDIA CORPORATION $6.50 WARRANT)

      THIS COMMON STOCK WARRANT (this "WARRANT") evidences that, for value received, the undersigned ZELNICKMEDIA CORPORATION, a New York corporation, and its assignee(s) (the "HOLDER") is entitled, upon the terms and subject to the conditions hereafter set forth, to subscribe for and purchase from J2 COMMUNICATIONS, a California corporation (the "COMPANY"), one hundred thirty nine thousand five hundred (139,500) fully paid and nonassessable shares of the Company's Common Stock, no par value (the "COMMON STOCK"). The number and exercise price of the shares of Common Stock that may be purchased upon the exercise of this Warrant are subject to adjustment as provided herein.

      SECTION 1. FIRST EXERCISE. The purchase rights represented by this Warrant shall first become exercisable with respect to one-third of the shares of the Common Stock (46,500 shares) on the date of issuance hereof, with respect to 3,875 shares of Common Stock on the _________ day of each of the 23 consecutive calendar months beginning with [July,] 2003, and with respect to any remaining shares of Common Stock on the third anniversary of the date on which this Warrant is issued. Notwithstanding the above, no purchase rights represented by this Warrant shall become exercisable on or after the date upon which that certain letter agreement between Holder and the Company dated as of July ____, 2002 (as may be amended, the "SERVICE AGREEMENT") is terminated.

      SECTION 2. EXERCISE PERIOD. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part and at any time or from time to time, with respect to the shares of the Common Stock on or after the date on which such purchase rights become exercisable pursuant to Section 1 and before the date that is five (5) years after the issuance date hereof (the "EXERCISE PERIOD").

      SECTION 3. EXERCISE PRICE. The price per share for purchase of the Common Stock upon exercise of the Warrant shall be equal to Six Dollars and Fifty Cents ($6.50) per share (the "EXERCISE PRICE"). Such Exercise Price shall be subject to adjustment as provided in Section 8 hereof.

      SECTION 4. EXERCISE OF WARRANT.

            (a) During the Exercise Period, this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the principal office of the Company and upon payment of the Exercise Price of the shares thereby purchased (payment to be by check or bank draft payable to the order of the Company).

            (b) Upon exercise, the Holder shall be entitled to receive, within a reasonable time, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, for the number of shares of Common Stock so purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised.

            (c) No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the Exercise Price per share as then in effect.

            (d) If an exercise of any portion of this Warrant is to be made in connection with a registered public offering of the Company's stock or the sale of the Company by whatever means or structure effected, the exercise of any portion of this Warrant may, at the election of the Holder, be conditioned upon the consummation of the public offering or sale of the Company, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

      SECTION 5. STATUS OF SHARES. The Company represents, warrants and covenants that all shares of Common Stock that are issued upon the exercise of rights represented by this Warrant will be fully paid, nonassessable, and free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

      SECTION 6. CHARGES, TAXES, AND EXPENSES. The issuance of certificates in the name of the Holder for the Common Stock purchasable upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax in respect thereof. The Holder shall pay all stock transfer taxes, if any, in respect of any transfer of this Warrant or any Common Stock that may be purchased upon the exercise of this Warrant.

      SECTION 7. NO RIGHTS AS SHAREHOLDER. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to exercise and payment of the Exercise Price in accordance with Section 4 hereof.

      SECTION 8. ADJUSTMENTS.

            (a) Adjustment of the Exercise Price for Stock Splits, Reverse Stock Splits, and Stock Dividends. In the event that the outstanding shares of Common Stock shall be subdivided (split) or combined (reverse split), by reclassification or otherwise, or in the event of any dividend payable on the Common Stock in shares of Common Stock, the applicable Exercise Price and the number of shares of Common Stock available for purchase under this Warrant in effect immediately prior to such subdivision, combination, or dividend shall be proportionately adjusted.

            (b) Adjustment for Capital Reorganizations. If at any time there shall be a capital reorganization of the Company's Common Stock or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive, on exercise of this Warrant during the period specified in this Warrant and on payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable on exercise of this Warrant would have been entitled on such capital reorganization, merger, consolidation, or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment, as determined in good faith by the Board, shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of shares purchasable on exercise of this Warrant, but without any change in the aggregate Exercise Price) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other securities or property deliverable after that event on exercise of this Warrant.

            (c) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of the Holder, furnish or cause to be furnished to the Holder, a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

            (d) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to each Holder, at least ten days prior to the date specified for the taking of a record, a notice describing the proposed event and specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

      SECTION 9. SALE OR TRANSFER OF THE WARRANT; LEGEND. The Warrant, and any shares of Common Stock of the Company purchased upon exercise of the Warrant, shall not be sold or transferred unless either (i) they first shall have been registered under the 1933 Act, or (ii) the such sale or transfer is exempt from the registration requirements of the 1933 Act. Such Warrant and shares may be subject to additional restrictions on transfer imposed under applicable state and federal securities law. Each certificate representing any Warrant and any such share that has not been registered and that has not been sold pursuant to an exemption that permits removal of the legend shall bear a legend substantially in the following form, as appropriate:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN EXEMPTION FROM SUCH REGISTRATION UNDER SAID ACT.

      Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that such legend is not required in order to establish compliance with any provisions of the Securities Act.

      SECTION 10. CHANGE OF CONTROL. Notwithstanding the terms of Section 1, all of the purchase rights represented by this Warrant shall become immediately vested and exercisable if there is a change of control of the Company after the issuance date of this Warrant and prior to the termination of the Service Agreement. The term "change of control" with respect to the Company means that
(a) there shall have occurred (i) a reorganization, consolidation or merger involving the Company in which neither the Company nor a wholly-owned subsidiary of the Company is the continuing or surviving company and pursuant to which shares of common stock of the Company shall have been converted into cash, securities or other property, or (ii) a sale, lease, exchange or other transfer, directly or indirectly, in one transaction or in a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, and that in any such case (b) immediately following any such reorganization, merger, consolidation or transfer of assets, the individuals and entities who were the beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the outstanding voting securities of the Company entitled to vote generally in the election of directors immediately prior to such reorganization, merger, consolidation or transfer of assets, do not beneficially own both (i) more than fifty percent (50%) of the then-outstanding voting securities entitled to vote generally in the election of directors, and (ii) more than fifty percent (50%) of the outstanding securities (voting or nonvoting), of the company that is the surviving, continuing or transferee company in such reorganization, merger, consolidation or transfer of assets.

      SECTION 11. REPRESENTATIONS. The provisions respecting the making of representations regarding investment intent and investor suitability in, and that are required to be made by investors in the Company pursuant to the Warrant Agreement dated as of the issuance date of this Warrant between the Company and Holder are hereby incorporated in full herein by this reference with the same effect as if fully set forth herein, and are applicable to the purchase of this Warrant and to purchases of Common Shares pursuant to the exercise of purchase rights hereunder.

      SECTION 12. LOSS, THEFT, DESTRUCTION, OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction upon receipt of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation in lieu of this Warrant.

      SECTION 13. SATURDAYS, SUNDAYS, HOLIDAYS, AND SO FORTH. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a legal holiday.

      SECTION 14. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant.

      SECTION 15. ISSUE DATE. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company.

      SECTION 16. GOVERNING LAW. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and the Holder has accepted same as evidenced by his, her or its signature below, all as of the issuance date of this Warrant, which is ________, 2002.

                                        J2 COMMUNICATIONS

                                    By
                                        ----------------------------------------
                                        James P. Jimirro, President

                                                     "COMPANY"

                                        ZELNICKMEDIA CORPORATION

                                    By
                                        ----------------------------------------

                                        ----------------------------------------
                                        Printed Name/Title

                                                      "HOLDER"

                  NOTICE OF EXERCISE OF STOCK PURCHASE WARRANT

To:   The Company

      1. Pursuant to the terms of the attached Warrant, the undersigned hereby elects to purchase _____ shares of Common Stock of J2 Communications, a California corporation (the "COMPANY"), and tenders herewith payment of the purchase price of such shares in full.

      2. Please issue a certificate or certificates representing said shares of Common Stock, in the name of the undersigned or in such other name(s) as is/are specified immediately below or, if necessary, on an attachment hereto:

         [List names and addresses]

      3. In the event of partial exercise, please reissue an appropriate Warrant exercisable into the remaining shares.

      4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. The undersigned further represents that such shares shall not be sold or transferred unless either (a) they first shall have been registered under the 1933 Act or
         (b) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirement.

Date:
      -------------                       --------------------------------------
                                          Warrant Holder

                                WARRANT AGREEMENT
                                    (Siegler)

            This Agreement is entered into as of _______, 2002, between J2 Communications ("COMPANY") and Scott Siegler ("HOLDER").

            WHEREAS, Holder is a principal of ZelnickMedia Corporation ("ZM");

            WHEREAS, the Company and ZM have entered into a letter agreement dated as of the date of this Agreement for the provision of services to the Company by ZM, as may be amended (the "SERVICE AGREEMENT"), pursuant to which the Company agreed to issue to Holder Warrants to purchase certain of the Company's equity securities;

            WHEREAS, in satisfaction of such agreement, the Company is prepared to issue two warrants ("WARRANTS"), each for the purchase of ten thousand five hundred shares of the Company's Common Stock, no par value (the "WARRANT SHARES"), as evidenced by two Warrant Certificates, substantially in the form of EXHIBIT A1 and EXHIBIT A2 hereto, on the terms and conditions set forth herein and therein; and

            WHEREAS, the Holder desires to acquire the Warrants on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

      1. Issuance of Warrants. Subject to the terms and conditions of this Agreement, the Company hereby issues the Warrants to the Holder simultaneously with the execution and delivery of this Agreement and the Service Agreement by delivery to the Holder of the two Warrant Certificates representing the Warrants, each registered in the name of the Holder.

      2. Representations and Warranties. Holder hereby represents and warrants to the Company as follows:

            a. Residence. Holder is a bona fide resident of, has established his domicile in, and has his principal residence in, the State of __________.

            b. Power. Holder has all requisite power and authority to enter into this Agreement and all other documents contemplated hereby to which Holder is to be a party.

            c. Authorization. Holder has taken all actions necessary to authorize him to perform all of his obligations under this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement is a legally valid and binding obligation of Holder enforceable against him in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally.

            d. Knowledge. Holder is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and has such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of his investment, has no need for liquidity in his investment and has the ability to bear the economic risks of his investment.

            e. Investment. Holder is acquiring the Warrants for investment for his own account and not with the view to, or for resale in connection with, any public distribution thereof. Holder understands that the Warrants and the Warrant Shares have not been registered under the Securities Act or under any state securities laws by reason of a specified exemption from the registration provisions of the Securities Act and such state securities laws which depends upon, among other things, the bona fide nature of such purchaser's investment intent as expressed herein.

            f. Resale Restrictions. Holder acknowledges that the Warrants and the Warrant Shares acquired by him must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

            g. Exemption from Securities Act. The offer and sale by the Company of the Warrants and the Warrant Shares to the Holder, as contemplated by this Agreement, qualifies for exemption from the registration requirements of the Securities Act, without limitation, pursuant to the requirements of Rule 506 promulgated thereunder in so far as such requirements apply to the purchasers of securities in a transaction relying on such rule for an exemption from the registration requirements of the Securities Act.

      3. Assignment. Except as expressly permitted herein, this Agreement is not assignable by either party without the prior written consent of the other party.

      4. Miscellaneous:

            a. If any provision of this Agreement is held invalid for any reason, such holding shall not affect the remaining provisions of this Agreement, but instead this Agreement shall be construed and enforced as if such provision had never been included in this Agreement.

            b. The substantive laws of the State of California shall govern this Agreement, without reference to California conflict of law provisions.

            c. Any reference to the masculine, feminine or neuter gender in this Agreement shall be a reference to such other gender as is appropriate.

            d. This Warrant Agreement shall not be construed as giving Holder any right to be retained by the Company in any capacity.

       IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       J2 COMMUNICATIONS

                                       By:
                                           -------------------------------------
                                           James P. Jimirro, President

                                       -----------------------------------------
                                       Scott Siegler

                                  EXHIBIT A1

                             COMMON STOCK WARRANT
                           (SIEGLER $10.00 WARRANT)


      THIS COMMON STOCK WARRANT (this "WARRANT") evidences that, for value received, the undersigned SCOTT SIEGLER, a resident of the State of __________, and his assignee(s) (the "HOLDER") is entitled, upon the terms and subject to the conditions hereafter set forth, to subscribe for and purchase from J2 COMMUNICATIONS, a California corporation (the "COMPANY"), ten thousand five hundred (10,500) fully paid and nonassessable shares of the Company's Common Stock, no par value (the "COMMON STOCK"). The number and exercise price of the shares of Common Stock that may be purchased upon the exercise of this Warrant are subject to adjustment as provided herein.

      SECTION 1. FIRST EXERCISE. The purchase rights represented by this Warrant shall first become exercisable with respect to one-third of the shares of the Common Stock (3,500 shares) on the date of issuance hereof, with respect to 292 shares of Common Stock on the _________ day of each of the 23 consecutive calendar months beginning with [July,] 2003, and with respect to any remaining shares of Common Stock on the third anniversary of the date on which this Warrant is issued. Notwithstanding the above, no purchase rights represented by this Warrant shall become exercisable on or after the date upon which that certain letter agreement between ZelnickMedia Corporation and the Company dated as of July ____, 2002 (as may be amended, the "SERVICE AGREEMENT") is terminated.

      SECTION 2. EXERCISE PERIOD. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part and at any time or from time to time, with respect to the shares of the Common Stock on or after the date on which such purchase rights become exercisable pursuant to Section 1 and before the date that is five (5) years after the issuance date hereof (the "EXERCISE PERIOD").

      SECTION 3. EXERCISE PRICE. The price per share for purchase of the Common Stock upon exercise of the Warrant shall be equal to Ten Dollars ($10.00) per share (the "EXERCISE PRICE"). Such Exercise Price shall be subject to adjustment as provided in Section 8 hereof.

      SECTION 4. EXERCISE OF WARRANT.

            (a) During the Exercise Period, this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the principal office of the Company and upon payment of the Exercise Price of the shares thereby purchased (payment to be by check or bank draft payable to the order of the Company).

            (b) Upon exercise, the Holder shall be entitled to receive, within a reasonable time, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, for the number of shares of Common Stock so purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised.

            (c) No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the Exercise Price per share as then in effect.

            (d) If an exercise of any portion of this Warrant is to be made in connection with a registered public offering of the Company's stock or the sale of the Company by whatever means or structure effected, the exercise of any portion of this Warrant may, at the election of the Holder, be conditioned upon the consummation of the public offering or sale of the Company, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

      SECTION 5. STATUS OF SHARES. The Company represents, warrants and covenants that all shares of Common Stock that are issued upon the exercise of rights represented by this Warrant will be fully paid, nonassessable, and free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

      SECTION 6. CHARGES, TAXES, AND EXPENSES. The issuance of certificates in the name of the Holder for the Common Stock purchasable upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax in respect thereof. The Holder shall pay all stock transfer taxes, if any, in respect of any transfer of this Warrant or any Common Stock that may be purchased upon the exercise of this Warrant.

      SECTION 7. NO RIGHTS AS SHAREHOLDER. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to exercise and payment of the Exercise Price in accordance with Section 4 hereof.

      SECTION 8. ADJUSTMENTS.

            (a) Adjustment of the Exercise Price for Stock Splits, Reverse Stock Splits, and Stock Dividends. In the event that the outstanding shares of Common Stock shall be subdivided (split) or combined (reverse split), by reclassification or otherwise, or in the event of any dividend payable on the Common Stock in shares of Common Stock, the applicable Exercise Price and the number of shares of Common Stock available for purchase under this Warrant in effect immediately prior to such subdivision, combination, or dividend shall be proportionately adjusted.

            (b) Adjustment for Capital Reorganizations. If at any time there shall be a capital reorganization of the Company's Common Stock or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive, on exercise of this Warrant during the period specified in this Warrant and on payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable on exercise of this Warrant would have been entitled on such capital reorganization, merger, consolidation, or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment, as determined in good faith by the Board, shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of shares purchasable on exercise of this Warrant, but without any change in the aggregate Exercise Price) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other securities or property deliverable after that event on exercise of this Warrant.

            (c) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of the Holder, furnish or cause to be furnished to the Holder, a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

            (d) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to each Holder, at least ten days prior to the date specified for the taking of a record, a notice describing the proposed event and specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

      SECTION 9. SALE OR TRANSFER OF THE WARRANT; LEGEND. The Warrant, and any shares of Common Stock of the Company purchased upon exercise of the Warrant, shall not be sold or transferred unless either (i) they first shall have been registered under the 1933 Act, or (ii) the such sale or transfer is exempt from the registration requirements of the 1933 Act. Such Warrant and shares may be subject to additional restrictions on transfer imposed under applicable state and federal securities law. Each certificate representing any Warrant and any such share that has not been registered and that has not been sold pursuant to an exemption that permits removal of the legend shall bear a legend substantially in the following form, as appropriate:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN EXEMPTION FROM SUCH REGISTRATION UNDER SAID ACT.

      Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that such legend is not required in order to establish compliance with any provisions of the Securities Act.

      SECTION 10. CHANGE OF CONTROL. Notwithstanding the terms of Section 1, all of the purchase rights represented by this Warrant shall become immediately vested and exercisable if there is a change of control of the Company after the issuance date of this Warrant and prior to the termination of the Service Agreement. The term "change of control" with respect to the Company means that
(a) there shall have occurred (i) a reorganization, consolidation or merger involving the Company in which neither the Company nor a wholly-owned subsidiary of the Company is the continuing or surviving company and pursuant to which shares of common stock of the Company shall have been converted into cash, securities or other property, or (ii) a sale, lease, exchange or other transfer, directly or indirectly, in one transaction or in a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, and that in any such case (b) immediately following any such reorganization, merger, consolidation or transfer of assets, the individuals and entities who were the beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the outstanding voting securities of the Company entitled to vote generally in the election of directors immediately prior to such reorganization, merger, consolidation or transfer of assets, do not beneficially own both (i) more than fifty percent (50%) of the then-outstanding voting securities entitled to vote generally in the election of directors, and (ii) more than fifty percent (50%) of the outstanding securities (voting or nonvoting), of the company that is the surviving, continuing or transferee company in such reorganization, merger, consolidation or transfer of assets.

      SECTION 11. REPRESENTATIONS. The provisions respecting the making of representations regarding investment intent and investor suitability in, and that are required to be made by investors in the Company pursuant to the Warrant Agreement dated as of the issuance date of this Warrant between the Company and Holder are hereby incorporated in full herein by this reference with the same effect as if fully set forth herein, and are applicable to the purchase of this Warrant and to purchases of Common Shares pursuant to the exercise of purchase rights hereunder.

      SECTION 12. LOSS, THEFT, DESTRUCTION, OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction upon receipt of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation in lieu of this Warrant.

      SECTION 13. SATURDAYS, SUNDAYS, HOLIDAYS, AND SO FORTH. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a legal holiday.

      SECTION 14. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant.

      SECTION 15. ISSUE DATE. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company.

      SECTION 16. GOVERNING LAW. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and the Holder has accepted same as evidenced by his, her or its signature below, all as of the issuance date of this Warrant, which is ________, 2002.

                                       J2 COMMUNICATIONS

                                    By
                                        ----------------------------------------
                                        James P. Jimirro, President

                                                       "COMPANY"

                                        ----------------------------------------
                                        Scott Siegler

                                                       "HOLDER"

                 NOTICE OF EXERCISE OF STOCK PURCHASE WARRANT

To:   The Company

      1. Pursuant to the terms of the attached Warrant, the undersigned hereby elects to purchase _____ shares of Common Stock of J2 Communications, a California corporation (the "COMPANY"), and tenders herewith payment of the purchase price of such shares in full.

      2. Please issue a certificate or certificates representing said shares of Common Stock, in the name of the undersigned or in such other name(s) as is/are specified immediately below or, if necessary, on an attachment hereto:

         [List names and addresses]

      3. In the event of partial exercise, please reissue an appropriate Warrant exercisable into the remaining shares.

      4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. The undersigned further represents that such shares shall not be sold or transferred unless either (a) they first shall have been registered under the 1933 Act or
         (b) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirement.

Date:
       ------------------                 --------------------------------------
                                          Warrant Holder

                                  EXHIBIT A2

                              COMMON STOCK WARRANT
                             (SIEGLER $6.50 WARRANT)

      THIS COMMON STOCK WARRANT (this "WARRANT") evidences that, for value received, the undersigned SCOTT SIEGLER, a resident of the State of __________, and his assignee(s) (the "HOLDER") is entitled, upon the terms and subject to the conditions hereafter set forth, to subscribe for and purchase from J2 COMMUNICATIONS, a California corporation (the "COMPANY"), ten thousand five hundred (10,500) fully paid and nonassessable shares of the Company's Common Stock, no par value (the "COMMON STOCK"). The number and exercise price of the shares of Common Stock that may be purchased upon the exercise of this Warrant are subject to adjustment as provided herein.

      SECTION 1. FIRST EXERCISE. The purchase rights represented by this Warrant shall first become exercisable with respect to one-third of the shares of the Common Stock (3,500 shares) on the date of issuance hereof, with respect to 292 shares of Common Stock on the _________ day of each of the 23 consecutive calendar months beginning with [July,] 2003, and with respect to any remaining shares of Common Stock on the third anniversary of the date on which this Warrant is issued. Notwithstanding the above, no purchase rights represented by this Warrant shall become exercisable on or after the date upon which that certain letter agreement between ZelnickMedia Corporation and the Company dated as of July ____, 2002 (as may be amended, the "SERVICE AGREEMENT") is terminated.

      SECTION 2. EXERCISE PERIOD. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part and at any time or from time to time, with respect to the shares of the Common Stock on or after the date on which such purchase rights become exercisable pursuant to Section 1 and before the date that is five (5) years after the issuance date hereof (the "EXERCISE PERIOD").

      SECTION 3. EXERCISE PRICE. The price per share for purchase of the Common Stock upon exercise of the Warrant shall be equal to Six Dollars and Fifty Cents ($6.50) per share (the "EXERCISE PRICE"). Such Exercise Price shall be subject to adjustment as provided in Section 8 hereof.

      SECTION 4. EXERCISE OF WARRANT.

            (a) During the Exercise Period, this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the principal office of the Company and upon payment of the Exercise Price of the shares thereby purchased (payment to be by check or bank draft payable to the order of the Company).

            (b) Upon exercise, the Holder shall be entitled to receive, within a reasonable time, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, for the number of shares of Common Stock so purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised.

            (c) No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the Exercise Price per share as then in effect.

            (d) If an exercise of any portion of this Warrant is to be made in connection with a registered public offering of the Company's stock or the sale of the Company by whatever means or structure effected, the exercise of any portion of this Warrant may, at the election of the Holder, be conditioned upon the consummation of the public offering or sale of the Company, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

      SECTION 5. STATUS OF SHARES. The Company represents, warrants and covenants that all shares of Common Stock that are issued upon the exercise of rights represented by this Warrant will be fully paid, nonassessable, and free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

      SECTION 6. CHARGES, TAXES, AND EXPENSES. The issuance of certificates in the name of the Holder for the Common Stock purchasable upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax in respect thereof. The Holder shall pay all stock transfer taxes, if any, in respect of any transfer of this Warrant or any Common Stock that may be purchased upon the exercise of this Warrant.

      SECTION 7. NO RIGHTS AS SHAREHOLDER. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to exercise and payment of the Exercise Price in accordance with Section 4 hereof.

      SECTION 8. ADJUSTMENTS.

            (a) Adjustment of the Exercise Price for Stock Splits, Reverse Stock Splits, and Stock Dividends. In the event that the outstanding shares of Common Stock shall be subdivided (split) or combined (reverse split), by reclassification or otherwise, or in the event of any dividend payable on the Common Stock in shares of Common Stock, the applicable Exercise Price and the number of shares of Common Stock available for purchase under this Warrant in effect immediately prior to such subdivision, combination, or dividend shall be proportionately adjusted.

            (b) Adjustment for Capital Reorganizations. If at any time there shall be a capital reorganization of the Company's Common Stock or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive, on exercise of this Warrant during the period specified in this Warrant and on payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable on exercise of this Warrant would have been entitled on such capital reorganization, merger, consolidation, or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment, as determined in good faith by the Board, shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of shares purchasable on exercise of this Warrant, but without any change in the aggregate Exercise Price) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other securities or property deliverable after that event on exercise of this Warrant.

            (c) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of the Holder, furnish or cause to be furnished to the Holder, a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

            (d) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to each Holder, at least ten days prior to the date specified for the taking of a record, a notice describing the proposed event and specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

      SECTION 9. SALE OR TRANSFER OF THE WARRANT; LEGEND. The Warrant, and any shares of Common Stock of the Company purchased upon exercise of the Warrant, shall not be sold or transferred unless either (i) they first shall have been registered under the 1933 Act, or (ii) the such sale or transfer is exempt from the registration requirements of the 1933 Act. Such Warrant and shares may be subject to additional restrictions on transfer imposed under applicable state and federal securities law. Each certificate representing any Warrant and any such share that has not been registered and that has not been sold pursuant to an exemption that permits removal of the legend shall bear a legend substantially in the following form, as appropriate:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN EXEMPTION FROM SUCH REGISTRATION UNDER SAID ACT.

      Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that such legend is not required in order to establish compliance with any provisions of the Securities Act.

      SECTION 10. CHANGE OF CONTROL. Notwithstanding the terms of Section 1, all of the purchase rights represented by this Warrant shall become immediately vested and exercisable if there is a change of control of the Company after the issuance date of this Warrant and prior to the termination of the Service Agreement. The term "change of control" with respect to the Company means that
(a) there shall have occurred (i) a reorganization, consolidation or merger involving the Company in which neither the Company nor a wholly-owned subsidiary of the Company is the continuing or surviving company and pursuant to which shares of common stock of the Company shall have been converted into cash, securities or other property, or (ii) a sale, lease, exchange or other transfer, directly or indirectly, in one transaction or in a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, and that in any such case (b) immediately following any such reorganization, merger, consolidation or transfer of assets, the individuals and entities who were the beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the outstanding voting securities of the Company entitled to vote generally in the election of directors immediately prior to such reorganization, merger, consolidation or transfer of assets, do not beneficially own both (i) more than fifty percent (50%) of the then-outstanding voting securities entitled to vote generally in the election of directors, and (ii) more than fifty percent (50%) of the outstanding securities (voting or nonvoting), of the company that is the surviving, continuing or transferee company in such reorganization, merger, consolidation or transfer of assets.

      SECTION 11. REPRESENTATIONS. The provisions respecting the making of representations regarding investment intent and investor suitability in, and that are required to be made by investors in the Company pursuant to the Warrant Agreement dated as of the issuance date of this Warrant between the Company and Holder are hereby incorporated in full herein by this reference with the same effect as if fully set forth herein, and are applicable to the purchase of this Warrant and to purchases of Common Shares pursuant to the exercise of purchase rights hereunder.

      SECTION 12. LOSS, THEFT, DESTRUCTION, OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction upon receipt of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation in lieu of this Warrant.

      SECTION 13. SATURDAYS, SUNDAYS, HOLIDAYS, AND SO FORTH. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a legal holiday.

      SECTION 14. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant.

      SECTION 15. ISSUE DATE. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company.

      SECTION 16. GOVERNING LAW. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and the Holder has accepted same as evidenced by his, her or its signature below, all as of the issuance date of this Warrant, which is ________, 2002.

                                       J2 COMMUNICATIONS

                                    By
                                        ----------------------------------------
                                        James P. Jimirro, President

                                                     "COMPANY"


                                        ----------------------------------------
                                        Scott Siegler

                                                      "HOLDER"

                  NOTICE OF EXERCISE OF STOCK PURCHASE WARRANT

To:   The Company

      1. Pursuant to the terms of the attached Warrant, the undersigned hereby elects to purchase _____ shares of Common Stock of J2 Communications, a California corporation (the "COMPANY"), and tenders herewith payment of the purchase price of such shares in full.

      2. Please issue a certificate or certificates representing said shares of Common Stock, in the name of the undersigned or in such other name(s) as is/are specified immediately below or, if necessary, on an attachment hereto:

         [List names and addresses]

      3. In the event of partial exercise, please reissue an appropriate Warrant exercisable into the remaining shares.

      4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. The undersigned further represents that such shares shall not be sold or transferred unless either (a) they first shall have been registered under the 1933 Act or
         (b) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirement.

Date:
      -------------                       --------------------------------------
                                          Warrant Holder